UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2019
Cardiovascular Systems, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-52082	41-1698056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 Old Highway 8 Northwest
St. Paul, Minnesota 55112-6416
(Address of Principal Executive Offices and Zip Code)

(651) 259-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR 17 §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, One-tenth of One Cent ($0.001) Par Value Per Share	CSII	The Nasdaq Stock Market LLC

Item 8.01    Other Events.

On August 5, 2019, Cardiovascular Systems, Inc. (the “Company”) acquired the WIRION Embolic Protection System from Gardia Medical Ltd., a wholly-owned Israeli subsidiary of Allium Medical Solutions Ltd. (“Gardia”).

At the closing of this asset acquisition, the Company paid $5.6 million ($1.5 million of which will be held in escrow until 12 months following completion of the successful manufacturing transfer referenced below) and issued Gardia 31,493 shares of Common Stock of the Company pursuant to an exemption from registration. The manufacturing for the WIRION system will be transferred to the Company. Following the successful completion of the manufacturing transfer, the Company has agreed to pay Gardia an additional $10 million, half of which may be paid by the Company through an additional issuance of shares of Common Stock. In addition, the Company has agreed to make a performance milestone payment to Gardia equal to $3 million for each $10 million in net revenues recognized by the Company from sales of the WIRION system for applications above-the-knee in excess of $30 million during the 36 month period beginning on the earlier of the first commercial sale of the system by the Company or six months following successful manufacturing transfer.

Gardia will retain the right to market the WIRION System for use in the carotid arteries, in a bundled form with a carotid stent. The Company has a right of first negotiation for a period of five years to acquire such rights and Gardia’s related assets in the event that Gardia plans to sell such rights to a third party.

On August 5, 2019, the Company issued a press release announcing the acquisition of the WIRION system. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated August 5, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 5, 2019

CARDIOVASCULAR SYSTEMS, INC.
By:	/s/ Alexander Rosenstein
Alexander Rosenstein General Counsel and Corporate Secretary